LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED NOVEMBER 30, 1997

                           KEMPER HIGH INCOME TRUST

CONTENTS

3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
LARGEST HOLDINGS
9
PORTFOLIO OF
INVESTMENTS
17
REPORT OF
INDEPENDENT AUDITORS
18
FINANCIAL STATEMENTS
20
NOTES TO
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
23
DESCRIPTION OF
DIVIDEND REINVESTMENT PLAN




At A GLANCE

 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1997

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
 ......................................................
    KEMPER HIGH
    INCOME TRUST                    12.99%     11.98%
 ......................................................

 NET ASSET VALUE AND MARKET PRICE

                                   AS OF      AS OF
                                  11/30/97   11/30/96
 ......................................................
    NET ASSET VALUE                  $9.44      $9.20
 ......................................................
    MARKET PRICE                    $10.19     $10.00
 ......................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1997.

                                      KEMPER HIGH
                                      INCOME TRUST
 ......................................................
    ONE-YEAR INCOME:                    $0.9000
 ......................................................
    NOVEMBER DIVIDEND:                  $0.0750
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)            9.53%
 ......................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)               8.83%
 ......................................................

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

Investment by the fund in lower quality bonds present greater risk to principal and interest than investments in higher quality bonds.

Terms To KNOW

GRAY MONDAY The name used to identify Monday, October 27, 1997. On that day the Dow Jones Industrial Average lost 554 points or 7 percent of its total value. Gray Monday is a comparison to Black Monday, October 19, 1987, when the market lost almost 23 percent of its total value.

HIGH YIELD BONDS High yield bonds are issued by companies, often without long track records of sales and earnings, or by those with questionable credit strength and pay a higher yield to investors to help compensate for their greater risk of loss to principal and interest. High yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for a specified period, assuming the reinvestment of all dividends. It represents the aggregate percentage change in the value of an investment in the fund over the period. Total return may be based upon net asset value or market price.

ECONOMIC Overview

[ALLYN PHOTO]

MAUREEN F. ALLYN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., SERVES AS THE FIRM'S CHIEF ECONOMIST. ALLYN GRADUATED SUMMA CUM LAUDE FROM OAKLAND UNIVERSITY NEAR DETROIT, WITH A BACHELOR'S DEGREE IN PSYCHOLOGY. SHE RECEIVED HER MASTER'S IN ECONOMICS, WITH A SPECIALIZATION IN INTERNATIONAL TRADE AND FINANCE, FROM THE NEW SCHOOL FOR SOCIAL RESEARCH IN NEW YORK.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT ADVISOR FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPANIES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

We start 1998 optimistic about the long-term prospects of the U.S. economy and financial markets but cautious about the next several months. The Asian financial crisis that dominated the global investment environment in the second half of 1997 promises to continue, posing significant risks to the economy and investors. We look for the strength of the American consumer -- currently enjoying rising real incomes, better employment opportunities, lower mortgage rates and easy access to credit -- and the secular strength of the trend toward capital spending on high technology to be sufficient to override the influence of Asia on the U.S. In short, our best case scenario calls for the U.S. to muddle through an unsettling period. As it has for several years, the country should continue to enjoy relatively low interest rates and low inflation. But the new year will be different in at least two ways, both of which can be expected to have direct bearing on investment opportunities.

  First, the economy should grow at a much slower pace. A slowdown in Asia will depress capital goods spending and heighten import pricing pressure, putting a damper on American corporations' pricing and profit growth at least through 1999. While the U.S. economy grew at an almost 4 percent rate in 1997, we look for no better than 2 percent growth for the next two years -- with more than half of the change attributable to the effect of the Asian fallout.

  Disappointing corporate profits is another given for 1998. Profits had begun to slow last year even before the height of the Asian crisis. High current valuations, however, seem to suggest that Wall Street has yet to recognize this. The clash between Wall Street profit expectations and actual reported earnings is part of the risk likely to be associated with equity investing in 1998. Volatility, such as we experienced in 1997, should continue. In fact, the overall market volatility is not likely to reflect the turmoil that individual equities may experience. There will be a narrowing of the number of companies able to meet analysts' expectations and this market will be absolutely unforgiving to those companies that fall far short.

  Having stated this, however, we look for the Standard & Poor's 500 to return about 9.5 percent, including the effect of reinvested dividends. This would be an average return and in line with the historical long-term 10 percent return of the stock market. On the heels of the last three 20 percent-plus return years, an investor in 1998 may weigh the 10 percent prospect against a projected 7 percent total return on bonds and consider the difference insufficient compensation for the inherent added risk. Adopting a more conservative posture for the new year may be an appropriate step that you'll want to discuss with your financial representative in the context of your long-term investing objectives.

  To achieve a 9.5 percent return in 1998, the market's already high valuations need to move even higher. We expect this to occur for a few reasons: the market has so far demonstrated a certain complacency about the valuation levels; American investors don't perceive there's anywhere better to go than the U.S. equity market; and foreigners think of the U.S. market as a safe haven. All should help support the market.

  Where, then, are the opportunities likely to be in 1998? Expect to see disparate performance within industry sectors. For example, while the financial services sector in 1997 tended to provide across-the-board strong performance, in 1998 we expect the sector to include its share of winners and losers. Stock selection will be key, too, to benefiting from the technology sector. Over the long term, we are optimistic about technology and corporate America's continuing commitment to it. It will be difficult to participate in a market return in 1998 without having some exposure to technology-based companies. One caution: Not all technology companies will survive the year, which raises the risk of investing in the sector.

  Conventional wisdom might argue in favor of remaining in the U.S. with your investment dollars in 1998 and, more specifically, invested in small capitalization companies with domestic lines of business. We'd challenge such thinking as slower growth, slower inflation and even

ECONOMIC OVERVIEW

                                  [BAR GRAPH]


Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

    The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                               NOW (12/31/97)        6 MONTHS AGO        1 YEAR AGO          2 YEAR AGO
10-YEAR TREASURY RATE(1)             5.81                 6.22               6.58                 5.65
PRIME RATE(2)                        8.5                  8.5                8.25                 8.5
INFLATION RATE(3)                    1.7                  2.23               3.04                 2.72
THE U.S. DOLLAR(4)                  10.43                 7.32               4.59                -0.57
CAPITAL GOODS ORDERS(5)*            11.61                 8.58               2.23                 9.56
INDUSTRIAL PRODUCTION(5)*            5.59                 3.91               4.7                  2.34
EMPLOYMENT GROWTH(6)                 2.66                 2.3                2.41                 1.57

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of November 30, 1997.

Source: Economics Department, Scudder Kemper Investment, Inc.



deflation and pricing pressures change the U.S. economic climate. The only real antidote is growth, and from now on growth is more likely to be found outside the United States. Today to participate in the growth from global business you'd need to be exposed to large capitalization companies.

  International investing is a promising proposition in 1998, the Asian fallout notwithstanding. In established markets, there are attractive opportunities to be found in Europe and in Japan. Several Japanese companies have real cash flows and even relatively attractive valuations. In addition, the effect of the Asian problems has not been to discourage all investment into emerging markets; rather investors have tended to divert investment dollars and business to other increasingly attractive emerging markets in eastern Europe, the Middle East, Africa and Latin America.

  With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Maureen Allyn

MAUREEN ALLYN

Chief Economist, Scudder Kemper Investments, Inc.

January 9, 1998

PERFORMANCE UPDATE

[MCNAMARA PHOTO]

MIKE MCNAMARA HAS BEEN WITH WHAT IS NOW SCUDDER KEMPER INVESTMENTS,
INC. SINCE 1972 AND IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS AND PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. MCNAMARA GRADUATED WITH A B.S. IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MISSOURI AND EARNED AN M.B.A. FROM LOYOLA UNIVERSITY.

[RESIS PHOTO]

HARRY RESIS IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS. HE
JOINED THE COMPANY IN 1988 AND IS A PORTFOLIO CO-MANAGER OF KEMPER HIGH INCOME TRUST. RESIS RECEIVED A B.A. IN FINANCE FROM MICHIGAN STATE UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY 5 TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE HIGH YIELD MARKET EXPERIENCED RECORD LEVELS OF NEW SUPPLY DURING
THE FUND'S FISCAL YEAR DECEMBER 1, 1996, THROUGH NOVEMBER 30, 1997. PORTFOLIO CO-MANAGERS HARRY RESIS AND MICHAEL MCNAMARA EXPLAIN THE DYNAMICS OF THIS RAPIDLY EXPANDING MARKET AND HOW KEMPER HIGH INCOME TRUST WEATHERED A FEDERAL RESERVE BOARD INTEREST RATE INCREASE AND GRAY MONDAY.

Q     WHAT WAS THE ENVIRONMENT LIKE FOR HIGH YIELD BONDS DURING THE FUND'S
FISCAL YEAR?


A     It was another strong year for high yield bonds, but we began to see some intermittent bouts of volatility enter the market. The market was impacted by both a Federal Reserve Board (the Fed) interest rate tightening early in the year and a global equity market sell-off late in the fiscal year. However, the market wasn't sidelined for long on either occasion. High yield supply grew phenomenally during the year, reaching record levels and was met with strong demand. Much of the new supply was lower quality issues (C-rated or lower). Since yield spreads in the market remained very tight, investors looked to these lower quality issues for higher rates of return.

      Strong corporate earnings, a strong economy with benign levels of inflation, and a relative lack of high yield defaults created a strong market and fueled demand for lower quality, high yield bonds, in particular. For the most part, lower-quality issues outperformed BB rated high yield bonds during the year. However, as economic and market events impacted the high yield market, these lower-rated issues took much deeper plunges than the higher quality bonds. By the end of the period, the market began to see a slight pick-up in defaults, primarily in lower-quality issues, but the high yield default rate remains uncharacteristically low.

Q     WHAT TYPE OF IMPACT DID THE FED'S INTEREST RATE INCREASE HAVE ON HIGH
YIELD BONDS?

A     The Fed's 0.25 percent interest rate increase in late March did not have any lasting impact on the high yield market. However the rate hike came on the heels of upsetting comments made by Federal Reserve Board Chairman Alan Greenspan. In February, Greenspan, who doesn't often discuss the high yield market, expressed his concern about the historically tight spreads in the market and whether or not the strong performance of high yield bonds could be sustained. He also commented that investors were acting with "irrational exuberance" and that the values of securities might be inflated.

      These remarks upset the high yield market, and planted a seed of doubt in investors' minds. In a preemptive move to ward off inflation, the Fed increased short-term rates in March, which in-turn initiated a sharp sell-off in the securities markets and a widening of high yield spreads. The high yield market was hit harder than it might have been if Greenspan had not expressed his concern about the market's bull run. However, the high yield market, along with the other securities markets, began to recover as quickly as April.

PERFORMANCE UPDATE

Q     WHAT ABOUT THE GLOBAL SELL-OFF YOU MENTIONED? WHAT IMPACT DID THAT HAVE ON
HIGH YIELD BONDS?

A     The October 27 sell-off was dramatic but short-lived for high yield bonds.
Gray Monday, as the day was later named, ushered in steep declines in all equity markets. In the income sector, emerging market bonds were hurt most dramatically, with declines less significant in high yield and investment grade corporate bonds. The small allocation of emerging market high yield issues in Kemper High Income Trust's portfolio enabled the fund to weather the sell-off quite well.

Q     WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A We managed the fund defensively early in 1997 because we believed that the economy was gaining momentum and that the Fed would most likely tighten interest rates in response. We reduced the fund's level of BB-rated bonds. BB-rated bonds are the highest quality securities that are still considered to be high yield, or below investment grade bonds. Reducing our BB holdings made sense because the closer a bond is to an investment-grade security, the more it tends to perform inline with interest rates. And, as interest rates rise, the value of Treasuries and higher quality bonds tends to fall. At the start of the period, BB-rated bonds accounted for 21 percent of the fund's assets. At the close of the fiscal year, the BB-rated allocation was 15 percent of the fund.

      To take advantage of the strong performance in lower-quality issues in the market, we increased our allocation to deferred interest bonds. Deferred interest bonds are purchased at a discount to their par value and do not start paying interest until later in the life of the loan. These securities pay a higher rate of interest than cash-pay bonds and better support the fund's dividend. Some of these issues do involve more credit risk and can be more volatile than higher quality issues. Therefore, our allocation to these investments never exceeded 24 percent of the fund's portfolio.

      Our primary investment strategy for this fund has always been to carefully select high yield bonds that are able to withstand market stresses. Our bond selection is based on extensive research that includes visiting issuing companies and meeting with their senior management, walking through factories, and talking to suppliers and customers.



Q     WHAT OTHER TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND?


A     We did not make any major shifts in the fund's portfolio composition as there were no major changes in the economic environment to warrant it. The fund's portfolio is well diversified by both credit quality and type of industry. The fund is still heavily invested in cyclical holdings because of their long-term earnings potential. And, with the continued strength of the U.S. economy, these issues have performed well. However, we focused on adding issues from companies that, although cyclical, have some degree of independence from changes in the overall U.S. economy. We will continue to monitor economic events and make adjustments to the portfolio as necessary.



Q     WHAT'S YOUR OUTLOOK FOR THE HIGH YIELD MARKET?


A     We're quite optimistic about the long-term outlook for the high yield market. We anticipate a pick-up in defaults as some of the lower-quality new issues begin to age. However, we believe that the current economic environment combined with the low rate of defaults are both positive indicators. We will continue to focus on adding issues from stable, fundamentally strong companies to the fund's portfolio.

PORTFOLIO Statistics

PORTFOLIO COMPOSITION*

-------------------------------------------------------------------------
                                     ON 11/30/97              ON 11/30/96
-------------------------------------------------------------------------
    HIGH YIELD BONDS                      94%                      96%
-------------------------------------------------------------------------
    CASH AND EQUIVALENTS                   3                        3
-------------------------------------------------------------------------
    SHORT-TERM TREASURIES                  2                       --
-------------------------------------------------------------------------
    PREFERRED AND COMMON STOCK             1                        1
-------------------------------------------------------------------------
                                         100%                     100%

                                    [PIE CHART]              [PIE CHART]
                                    ON 11/30/97              ON 11/30/96

LONG-TERM FIXED INCOME SECURITIES RATINGS

-------------------------------------------------------------------------
                                     ON 11/30/97              ON 11/30/96
-------------------------------------------------------------------------
    AAA                                    2%                      --
-------------------------------------------------------------------------
    BBB                                    1                       --
-------------------------------------------------------------------------
    BB                                    15                       21%
-------------------------------------------------------------------------
    B                                     75                       71
-------------------------------------------------------------------------
    OTHER                                  7                        8
-------------------------------------------------------------------------
                                         100%                     100%

                                    [PIE CHART]              [PIE CHART]
                                    ON 11/30/97              ON 11/30/96

The ratings of Standard and Poor's Corporation (S&P) and Moody's Investors Services, Inc. (Moody's) represent their opinions as to the quality of securities that they undertake to rate. The percentage shown reflects the higher of Moody's or S&P ratings. Portfolio composition will change over time. Ratings are relative and subjective and not absolute standards of quality.



AVERAGE MATURITY

-------------------------------------------------------------------------
                                   ON 11/30/97               ON 11/30/96
-------------------------------------------------------------------------
    AVERAGE MATURITY                7.6 years                 7.7 years
-------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

LARGEST HOLDINGS

THE FUND'S 5 LARGEST HOLDINGS*

Representing 8.5 percent of the fund's total net assets on November 30, 1997

--------------------------------------------------------------------------------
             HOLDINGS                                                   PERCENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             TELEWEST COMMUNICATIONS
1.                                                                          1.9%
--------------------------------------------------------------------------------
             RIVERWOOD INTERNATIONAL
2.                                                                          1.7%
--------------------------------------------------------------------------------
             SIX FLAGS
3.                                                                          1.7%
--------------------------------------------------------------------------------
             INTERNATIONAL CABLETEL
4.                                                                          1.6%
--------------------------------------------------------------------------------
             SINCLAIR BROADCASTING
5.                                                                          1.6%
--------------------------------------------------------------------------------

* PORTFOLIO HOLDINGS AND COMPOSITION ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER HIGH INCOME TRUST

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS                                                             PRINCIPAL AMOUNT    VALUE
-----------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY SECURITIES--2.0%           Notes, 9.125%, 1999                             $2,000         $ 2,092
                                             Bonds, 11.75%, 2001                              2,000           2,348
                                             --------------------------------------------------------------------------
                                             TOTAL U.S. TREASURY SECURITIES--2.0%
                                             (Cost: $4,449)                                                   4,440
                                             --------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------------
    AEROSPACE--2.2%                          Airlines Pass Through Trust, 10.875%,
                                               2019                                             990           1,116
                                             Fairchild Corp., 12.00%, 2001                    2,020           2,030
                                             Howmet, Inc., 10.00%, 2003                         220             243
                                             RHI Holdings, 11.875%, 1999                        649             652
                                             Tracor, 8.50%, 2007                                350             350
                                             Valuejet, Inc., 10.25%, 2001                       570             522
                                             --------------------------------------------------------------------------
                                                                                                              4,913
-------------------------------------------------------------------------------------------------------------------
    BROADCASTING,                            Affinity Group, Inc., 11.50%, 2003               1,420           1,512
    CABLESYSTEMS AND                         American Radio Systems, 9.00%, 2006                990           1,046
    PUBLISHING--17.2%                        (b)Australis Holdings, 15.00%, with
                                               warrants, 2002                                 2,750           1,238
                                             Big Flower Press, Inc., 8.875%, 2007             1,400           1,407
                                             Busse Broadcasting, 11.625%, 2000                  480             516
                                             CCA Holdings, 13.00%, 1999                       1,000           1,395
                                             Cablevision Systems Corp.
                                               8.125%, 2009                                     470             480
                                             9.875%, 2013                                       840             912
                                             10.50%, 2016                                     1,040           1,190
                                             Capstar Broadcasting
                                               9.25%, 2007                                    1,110           1,135
                                             (b)  12.75%, 2009                                  890             632
                                             (b)Charter Communications, 14.00%, 2007          1,600           1,216
                                             Comcast Cellular, 9.50%, 2007                    1,700           1,760
                                             Comcast Corp., 9.125%, 2006                        820             869
                                             (b)Comcast UK Cable Partners, Ltd.,
                                               11.20%, 2007                                   3,510           2,799
                                             (b)Diamond Cable Communications, PLC
                                               13.25%, 2004                                   1,115             987
                                             11.75%, 2005                                       740             561
                                             10.75%, 2007                                       640             422
                                             EZ Communications, 9.75%, 2005                     380             417
                                             (b)Foxkids, 10.25%, 2007                         1,000             573
                                             Foxkids Worldwide, 9.25%, 2007                     850             811
                                             Frontiervision
                                               11.00%, 2006                                     780             845
                                             (b)  11.875%, 2007                                 500             346
                                             Innova S De R.L., 12.875%, 2007                    320             310
                                             (b)International Cabletel Inc., 12.75%,
                                               2005                                           4,360           3,564
                                             NTL, 10.00%, 2007                                  300             314
                                             Newsquest Capital, PLC, 11.00%, 2006               730             814
                                             Salem Communications Corp., 9.50%, 2007            500             509
                                             Sinclair Broadcasting Group, Inc.,
                                               10.00%, 2003                                   3,240           3,519
                                             Sullivan Broadcasting
                                               10.25%, 2005                                     320             342
                                             13.25%, 2006                                       630             837

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
                                           (b)Telewest Communications, PLC, 11.00%,
                                                2007                                        $5,490        $  4,145
                                           (b)Transwestern Holdings, 11.875%, 2008             250             144
                                              Transwestern Publishing, 9.625%, 2007            320             325
                                           (b)UIH Australia Pacific, Inc., 14.00%,
                                              2006                                             710             462
                                             ----------------------------------------------------------------------
                                                                                                            38,354
-------------------------------------------------------------------------------------------------------------------
    BUSINESS SERVICES--1.3%                   Allied Waste Industries
                                                10.25%, 2006                                   460             503
                                           (b)  11.30%, 2007                                 1,100             756
                                              Outdoor Systems, Inc.
                                                9.375%, 2006                                   280             295
                                                8.875%, 2007                                   610             631
                                              Universal Outdoor Holdings, Inc., 9.75%,
                                                2006                                           580             650
                                             ----------------------------------------------------------------------
                                                                                                             2,835
-------------------------------------------------------------------------------------------------------------------
    CHEMICALS AND                             AEP Industry, 9.875%, 2007                       350             354
    AGRICULTURE--5.2%                         Atlantis Group, Inc., 11.00%, 2003             1,605           1,621
                                              Climachem Inc., 10.75%, 2007                     300             305
                                              Hines Horticulture, 11.75%, 2005                 510             560
                                              Huntsman Package
                                                11.75%, 2004                                 1,790           2,005
                                                9.50%, 2007                                  1,120           1,170
                                              NL Industries Inc.
                                                11.75%, 2003                                   860             948
                                           (b)  13.00%, 2005                                   940             939
                                              Terra Industries, Inc., 10.50%, 2005           1,600           1,712
                                              Texas Petrochemicals, 11.125%, 2006              730             799
                                              UCC Investors Holdings, Inc.
                                                10.50%, 2002                                   720             810
                                                11.00%, 2003                                   260             280
                                             ----------------------------------------------------------------------
                                                                                                            11,503
-------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--13.7%                  (b)Call-Net Enterprises Inc.
                                                13.25%, 2004                                 1,270           1,158
                                                9.27%, 2007                                    490             329
                                           (b)Cellular, Inc., 11.75%, 2003                   1,465           1,443
                                              CommNet Cellular, 11.25%, 2005                   580             661
                                           (b)Communications Cellular, 13.125%, with
                                              warrants, 2003                                 2,000           1,600
                                              Dobson Communication Corp., 11.75%, 2007       1,200           1,245
                                              Econophone, Inc., 13.50%, 2007                   830             930
                                              GCI Communications, 9.75%, 2007                  920             945
                                              HighwayMaster Communications, Inc.,
                                                13.75%, 2005                                   470             474
                                           (b)ICG Holdings, 13.50%, 2005                     2,790           2,211
                                              InterAmerica Communications, 14.00%, 2007        170             172
                                              Intermedia Capital Partners, 11.25%, 2006      1,040           1,154
                                              Intermedia Communications of Florida,
                                              Inc.
                                           (b)  12.50%, 2006                                   430             333
                                                8.875%, 2007                                   300             300
                                           (b)  12.50%, 2007                                 1,800           1,237
                                           (b)Konology, 11.875%, 2007                          350             184
                                              MGC Communications, 13.00%, 2004                 830             826
                                              McLeod, Inc.
                                                9.25%, 2007                                    560             566
                                           (b)  10.50%, 2007                                 1,745           1,197

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------
                                              Metronet Communications
                                           (b)  10.75%, 2007                                $  250        $    145
                                                12.00%, 2007                                   360             407
                                           (b)Millicom International Cellular, S.A.,
                                                13.50%, 2006                                 1,540           1,124
                                              Netia Holdings
                                                10.25%, 2007                                   135             128
                                           (b)  11.25%, 2007                                   210             118
                                           (b)Nextel Communications, 9.75%, 2007             2,190           1,237
                                              Nextlink Communications, 12.50%, 2006            335             380
                                           (b)PTC International Finance, B.V.,
                                                10.00%, 2007                                   910             582
                                           (b)PanAmSat, L.P., 11.375%, 2003                  2,475           2,475
                                              Primus Telecommunications Group, 11.75%,
                                                with warrants, 2004                            600             645
                                              RCN Corp., 10.00%, 2007                          350             350
                                              Rogers Cantel
                                                8.80%, 2007                                    330             329
                                                9.375%, 2008                                   460             483
                                                9.75%, 2016                                  1,265           1,341
                                           (b)Telegroup, 10.50%, 2004                          200             149
                                              Telex Communications, 10.50%, 2007               200             197
                                              Teligent, 11.50%, 2007                           550             551
                                              USA Mobile Communications, Inc. II
                                                9.50%, 2004                                    530             517
                                                14.00%, 2004                                   630             699
                                              Vanguard Cellular Systems, 9.375%, 2006          260             272
                                              Western Wireless
                                                10.50%, 2006                                   340             364
                                                10.50%, 2007                                   220             237
                                              Winstar Equipment, 12.50%, 2004                  810             885
                                             ---------------------------------------------------------------------
                                                                                                            30,580
------------------------------------------------------------------------------------------------------------------
    CONSTRUCTION MATERIALS--4.8%              American Standard, Inc.
                                                9.25%, 2016                                    250             260
                                           (b)  10.50%, 2005                                   950             955
                                           (b)Building Materials Corp. of America,
                                                11.75%, 2004                                 3,205           2,996
                                              Desa International, 9.875%, 2007                 500             503
                                              Falcon Building Products, Inc., 9.50%,
                                              2007                                             490             502
                                              Kevo, 10.375%, 2007                              350             354
                                              Nortek
                                                9.875%, 2004                                 1,190           1,208
                                                9.125%, 2007                                   900             905
                                              Triangle Pacific Corp., 10.50%, 2003           2,185           2,300
                                              Waxman Industries, Inc.
                                           (b) 12.75%, 2004                                    300             270
                                           (a) 55,106 warrants expiring 2004                                   128
                                              Werner Holdings, 10.00%, 2007                    450             459
                                             ---------------------------------------------------------------------
                                                                                                            10,840
------------------------------------------------------------------------------------------------------------------
    CONSUMER PRODUCTS                         AFC Enterprises, Inc., 10.25%, 2007            1,050           1,100
    AND SERVICES--11.3%
                                              AMF Group
                                               10.875%, 2006                                 1,470           1,606
                                           (b) 12.00%, 2006                                  1,130             879
                                              Ameriserve Inc., 8.875%, 2006                     50              50
                                              Avondale Mills, 10.25%, 2006                     930           1,000
                                              Cinemark USA, Inc., 9.625%, 2008                 720             742
                                              Coinmach Corp., 11.75%, 2005                   2,620           2,908
                                           (b)Crown Castle, 10.625%, 2007                    1,500             915

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT      VALUE
--------------------------------------------------------------------------------------------------------------------
                                             Doskocil Manufacturing Co., 10.125%, 2007       $  530        $    546
                                          (b)Dr. Pepper Bottling Holdings, Inc.,
                                               11.625%, 2003                                  1,335           1,385
                                             Dyersburg Corp., 9.75%, 2007                       380             393
                                             FWT, Inc., 9.875%, 2007                            350             351
                                             Hedstrom Corp., 10.00%, 2007                       270             271
                                             Herff Jones, Inc., 11.00%, 2005                    740             803
                                             Hollywood Entertainment Corp., 10.625%,
                                               2004                                             450             446
                                             Kinder-Care Learning Centers, 9.50%, 2009        1,910           1,881
                                             NBTY, Inc., 8.625%, 2007                           610             598
                                             Packard Bioscience, 9.375%, 2007                   280             277
                                             Petro Stopping Centers, 10.50%, 2007             1,290           1,358
                                             Premier Parks, Inc., 12.00%, 2003                  690             768
                                          (b)Six Flags Theme Park, 12.25%, 2005               3,545           3,740
                                             Sparkling Springs Water, 11.50%, 2007              180             183
                                             Van De Kamps, Inc., 12.00%, 2005                   660             734
                                             West Point Stevens, Inc., 9.375%, 2005           1,680           1,756
                                             Windy Hill Pet Food, 9.75%, 2007                   490             505
                                             -----------------------------------------------------------------------
                                                                                                             25,195
--------------------------------------------------------------------------------------------------------------------
    DRUGS AND                                Dade International, Inc., 11.125%, 2006            770             852
    HEALTHCARE--3.5%                         Genesis Eldercare, 9.00%, 2007                     935             906
                                             Graham-Field Health, 9.75%, 2007                   370             386
                                             Integrated Health Services, Inc.,
                                               9.50%, 2007                                      700             710
                                             MMI Companies, 11.25%, 2007                        330             355
                                          (b)Paragon Health, 10.50%, 2007                     1,260             765
                                             Tenet Healthcare
                                             8.00%, 2005                                        540             542
                                             10.125%, 2005                                    1,730           1,873
                                             8.625%, 2007                                       440             448
                                             Vencor, 8.625%, 2007                             1,000             985
                                             -----------------------------------------------------------------------
                                                                                                              7,822
--------------------------------------------------------------------------------------------------------------------
    ENERGY AND RELATED                       AEI Holdings, 10.00%, 2007                         350             355
    SERVICES--7.1%                           Bellwether Exploration Co., 10.875%, 2007          735             796
                                             Benton Oil & Gas Co.
                                             11.625%, 2003                                    1,185           1,304
                                             9.375%, 2007                                       510             515
                                             Clark Refining & Manufacturing,
                                               8.875, 2007                                      370             370
                                             Coda Energy, 10.50%, 2006                        1,240           1,342
                                             Dailey Petro Service, 9.75%, 2007                  500             520
                                             Escelsa, 10.00%, 2007                              990             891
                                             Flores & Rucks, Inc., 9.75%, 2006                  330             353
                                             Forcenergy Gas Exploration
                                             9.50%, 2006                                        620             654
                                             8.50%, 2007                                        460             462
                                             Forman Petroleum, 13.50%, with
                                               warrants, 2004                                   330             333
                                             National Energy Corp., 10.75%, 2006                500             520
                                             Pacalta Resources, Ltd., 10.75%, 2004            1,230           1,212
                                             Parker Drilling Corp., 9.75%, 2006                 910             978
                                             Plains Resources, 10.25%, 2006                     780             839
                                             Rutherford-Moran Oil Corp.,
                                               10.75%, 2004                                     380             384
                                             Southwest Royal, 10.50%, 2004                      315             312
                                             Stone Energy Corp., 8.75%, 2007                    410             409

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
--------------------------------------------------------------------------------------------------------------------
                                             United Meridian Corp., 10.375%, 2005            $1,335        $  1,462
                                             Vintage Petroleum
                                             9.00%, 2005                                        860             890
                                             8.625%, 2009                                       320             326
                                             Wiser Oil Co., 9.50%, 2007                         515             505
                                             -----------------------------------------------------------------------
                                                                                                             15,732
--------------------------------------------------------------------------------------------------------------------
    FINANCIAL SERVICES,                      Continental Homes Holding, 10.00%, 2006            490             518
    HOME BUILDERS AND                        DVI, Inc., 9.875%, 2004                            380             392
    REAL ESTATE--4.3%                        Del Webb Corp., 9.75%, 2008                        660             683
                                             Emergent Group, 10.75%, 2004                       330             324
                                             Forecast Group, L.P., 11.375%, 2000                660             620
                                             Fortress Group, 13.75%, 2003                       710             793
                                             Hovnanian Enterprises, 11.25%, 2002              1,568           1,641
                                             Intertek Finance, 10.25%, 2006                     520             546
                                             Kaufman & Broad Home Corp.
                                               7.75%, 2004                                      500             493
                                               9.625%, 2006                                     680             709
                                             New Millen Home Builders, 12.00%, 2004             130             129
                                             Presley Companies, 12.50%, 2001                  1,345           1,281
                                             Southern Pacific Funding, 11.50%, 2004             475             471
                                             UDC Homes, 12.50%, 2000                            580             586
                                             Williams Scotsman, 9.875%, 2007                    370             385
                                             -----------------------------------------------------------------------
                                                                                                              9,571
--------------------------------------------------------------------------------------------------------------------
    HOTELS AND                               Eldorado Resorts, 10.50%, 2006                     770             841
    GAMING--2.7%                             Empress River Casino, 10.75%, 2002               1,025           1,099
                                             Harvey's Casino Resorts, 10.625%, 2006             540             588
                                             Players International, 10.875%, 2005               685             740
                                             Trump Atlantic City, 11.25%, 2006                2,830           2,788
                                             -----------------------------------------------------------------------
                                                                                                              6,056
--------------------------------------------------------------------------------------------------------------------
    MANUFACTURING, METALS                    Aftermarket Technology, 12.00%, 2004               712             790
    AND MINING--13.4%                        Airxcel Inc., 11.00%, 2007                         480             491
                                             Alvey Systems, 11.375%, 2003                       300             318
                                             Bar Technologies, 13.50%, with warrants,
                                               2001                                           1,160           1,307
                                             Centuar Mining, 11.00%, 2007                       500             506
                                             Collins & Aikman Corp., 11.50%, 2006             1,410           1,593
                                             Crain Industries, Inc., 13.50%, 2005             1,000           1,132
                                             Day International Group, Inc.,
                                               11.125%, 2005                                  2,320           2,506
                                             Delco Remy International, 10.625%, 2006          1,090           1,166
                                             EV International, 11.00%, 2007                     665             670
                                             Euramax International, PLC, 11.25%, 2006         1,165           1,261
                                             Foamex, L.P., 9.875%, 2007                       1,265           1,290
                                             GS Technologies
                                               12.00%, 2004                                     310             343
                                               12.25%, 2005                                     510             572
                                             Hayes Wheels International, Inc.,
                                               11.00%, 2006                                   1,340           1,487
                                             IMO Industries, 11.75%, 2006                       900             988
                                             JPS Automotive Products Corp.,
                                               11.125%, 2001                                  1,330           1,476
                                             Johnstown American, 11.75%, 2005                   430             468
                                             Knoll, Inc., 10.875%, 2006                         525             585
                                             Koppers Industry, 9.875%, 2007                     350             355
                                             Motors and Gears, Inc., 10.75%, 2006               900             954
                                             Neenah Corp., 11.125%, 2007                      1,240           1,352
                                             Oxford Automotive, Inc., 10.125%, 2007             250             261

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT    VALUE
-------------------------------------------------------------------------------------------------------------------
                                             Park-Ohio Industry, 9.25%, 2007                 $  550        $    553
                                             Renco Metals, 11.50%, 2003                         305             325
                                             Scovill Fastners, 11.25%, 2007                     400             403
                                             Spinnaker Industries, 10.75%, 2006               1,060           1,081
                                             Thermadyne Industries, Inc.
                                               10.25%, 2002                                     792             823
                                               10.75%, 2003                                     985           1,063
                                             Venture Holdings, 9.50%, 2005                      730             730
                                             WCI Steel, Inc., 10.00%, 2004                    1,140           1,180
                                             Weirton Steel Corp., 11.375%, 2004                 430             454
                                             Wells Aluminum, 10.125%, 2005                      710             751
                                             Wheeling-Pitt Corp., 9.25%, 2007                   700             693
                                             --------------------------------------------------------------------------
                                                                                                             29,927
-----------------------------------------------------------------------------------------------------------------------
    PAPER, FOREST PRODUCTS,                  BPC Holding Corp., 12.50%, 2006                    620             679
    AND CONTAINERS--8.4%                     BWAY Corp., 10.25%, 2007                           680             741
                                             Berry Plastics Corp., 12.25%, 2004               1,000           1,100
                                             Doman Industry, 9.25%, 2007                        430             428
                                             Fonda Group, 9.50%, 2007                           590             563
                                             Gaylord Container Corp.
                                               12.75%, 2005                                   1,300           1,407
                                               9.75%, 2007                                      340             342
                                             Maxxam Group, Inc.
                                             11.25%, 2003                                     1,215           1,288
                                          (b)  12.25%, 2003                                     770             762
                                             National Fiberstock Corp., 11.625%, 2002           910             960
                                             Pindo Finance, 10.75%, 2001                        400             370
                                             Printpack, Inc.
                                               9.875%, 2004                                     270             285
                                               10.625%, 2006                                    970           1,028
                                             Riverwood International
                                               10.25%, 2006                                     840             855
                                               10.625%, 2007                                    815             846
                                               10.875%, 2008                                  2,135           2,087
                                             Specialty Paperboard, 9.375%, 2006                 480             504
                                             Stone Consolidated Corp.
                                               9.875%, 2001                                   1,240           1,255
                                               12.25%, 2002                                     150             156
                                               11.50%, 2006                                   1,620           1,725
                                             Tijiwi Kimia Finance Mauritius, Ltd.,
                                               10.00%, 2004                                     350             320
                                             U.S. Can Corp., 10.125%, 2006                      950           1,002
                                             --------------------------------------------------------------------------
                                                                                                             18,703
-----------------------------------------------------------------------------------------------------------------------
    RETAILING--4.9%                          Ameriking, 10.75%, 2006                            410             426
                                             Cole National Group
                                               9.875%, 2006                                     150             160
                                               8.625%, 2007                                     600             597
                                          (a)Color Tile, Inc., 10.75%, 2001                   1,260              13
                                             J. Crew
                                               10.375%, 2007                                    630             621
                                          (b)  8.125%, 2008                                     230             128
                                             Finlay Fine Jewelry Corp., 10.625%, 2003         1,120           1,176
                                             Flagstar Corp.
                                               10.75%, 2001                                     520             535
                                               10.875%, 2002                                    310             320
                                             Guitar Center Management, 11.00%, 2006             280             311
                                             HMH Properties
                                               9.50%, 2005                                      840             882
                                               8.875%, 2007                                     440             453

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF SHARES OR PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------------------------------------------------
                                             Krystal Co., 10.25%, 2007                       $   30        $     30
                                             Nine West, 9.00%, 2007                             430             418
                                             Pamida Holdings, 11.75%, 2003                    1,070           1,094
                                             Pathmark Stores
                                               12.625%, 2002                                  1,070           1,089
                                               9.625%, 2003                                      60              59
                                             Riddell Sports, Inc., 10.50%, 2007                 560             577
                                             Specialty Retailers
                                               8.50%, 2005                                      190             193
                                               9.00%, 2007                                      340             346
                                             Travelcenters America, 10.25%, 2007              1,320           1,379
                                             -----------------------------------------------------------------------
                                                                                                             10,807
--------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--.8%                          Communication and Power Industry, Inc.,
                                               12.00%, 2005                                     600             671
                                             L-3 Communication Corp., 10.375%, 2007             330             356
                                             Viasystems, Inc., 9.75%, 2007                      800             826
                                             -----------------------------------------------------------------------
                                                                                                              1,853
--------------------------------------------------------------------------------------------------------------------
    TRANSPORTATION--1.5%                     TFM, S.A. de C.V., 10.25%, 2007                    960             965
                                          (b)Transtar Holdings, L.P., 13.375%, 2003           2,580           2,270
                                             -----------------------------------------------------------------------
                                                                                                              3,235
                                             -----------------------------------------------------------------------
                                             TOTAL CORPORATE OBLIGATIONS--102.3%
                                             (Cost: $218,159)                                               227,926
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    COMMON AND PREFERRED                     Benedek Unit, PIK, preferred with
    STOCKS--1.3%                               warrants                                      10,000shs.         643
                                          (a)Capital Pacific Holdings                         3,634               4
                                             Clark USA, PIK, preferred                        1,500             158
                                             Crown American Realty Trust, preferred          11,000             581
                                          (a)Echostar Communications Corp.                    5,825             104
                                             Empire Gas Corp.                                 1,794               9
                                             Foamex International                               950              27
                                          (a)Gaylord Container Corp.                         13,125              89
                                             Gulf States Steel                                1,500               8
                                          (a)Intelcom Group, Inc.                             4,950              69
                                             Intermedia Communications of Florida,
                                               Inc.                                           1,500             112
                                             Sinclair Capital, preferred                      9,500           1,050
                                          (a)Sullivan Broadcasting                           10,080             101
                                             -----------------------------------------------------------------------
                                             TOTAL COMMON AND PREFERRED STOCKS
                                             (Cost: $2,388)                                                   2,955
                                             -----------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yields--5.66% to 5.75%
    INSTRUMENTS--2.0%                        Due--December, 1997
                                             (Cost: $4,491)                                  $4,500           4,491
                                             -----------------------------------------------------------------------
                                             TOTAL INVESTMENTS--107.6%
                                             (Cost: $229,487)                                               239,812
                                             -----------------------------------------------------------------------
                                             LIABILITIES, LESS OTHER ASSETS--(7.6%)                         (16,893)
                                             -----------------------------------------------------------------------
                                             NET ASSETS--100%                                              $222,919
                                             -----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

-------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
-------------------------------------------------------------------------------

(a) Non-income producing security. In the case of a bond, generally denotes that issuer has defaulted on the payment of interest or has filed for bankruptcy.

(b) Deferred interest obligation; currently zero coupon under terms of the initial offering.

"PIK" denotes that interest or dividends are paid in kind.

Based on the cost of investments of $229,487,000 for federal income tax purposes at November 30, 1997, the gross unrealized appreciation was $12,859,000, the gross unrealized depreciation was $2,534,000 and the net unrealized appreciation on investments was $10,325,000

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER HIGH INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper High Income Trust as of November 30, 1997, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper High Income Trust at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 20, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $229,487)                                                $239,812
------------------------------------------------------------------------
Receivable for:
  Interest                                                         4,510
------------------------------------------------------------------------
  Investments sold                                                 1,391
------------------------------------------------------------------------
    TOTAL ASSETS                                                 245,713
------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                       975
------------------------------------------------------------------------
Note payable                                                      20,000
------------------------------------------------------------------------
Payable for:
  Investments purchased                                            1,388
------------------------------------------------------------------------
  Management fee                                                     157
------------------------------------------------------------------------
  Interest                                                           226
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              36
------------------------------------------------------------------------
  Trustees' fees                                                      12
------------------------------------------------------------------------
    Total liabilities                                             22,794
------------------------------------------------------------------------
NET ASSETS                                                      $222,919
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $252,478
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (43,106)
------------------------------------------------------------------------
Net unrealized appreciation on investments                        10,325
------------------------------------------------------------------------
Undistributed net investment income                                3,222
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $222,919
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($222,919 / 23,613 shares outstanding)                             $9.44
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest                                                        $24,896
-----------------------------------------------------------------------
Dividends                                                            83
-----------------------------------------------------------------------
  Total investment income                                        24,979
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,862
-----------------------------------------------------------------------
  Interest expense                                                1,210
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            200
-----------------------------------------------------------------------
  Professional fees                                                  50
-----------------------------------------------------------------------
  Reports to shareholders                                            43
-----------------------------------------------------------------------
  Trustees' fees and other                                           61
-----------------------------------------------------------------------
    Total expenses                                                3,426
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            21,553
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized loss on sales of investments                        (169)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            5,298
-----------------------------------------------------------------------
Net gain on investments                                           5,129
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $26,682
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                  YEAR ENDED NOVEMBER 30,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 21,553             21,345
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                          (169)             1,842
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                            5,298              8,404
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              26,682             31,591
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (21,255)           (20,992)
-------------------------------------------------------------------------------------------
Proceeds from shares issued in reinvestment of dividends
(285 shares and 370 shares, respectively)                          2,843              3,548
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       8,270             14,147
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of year                                                214,649            200,502
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$3,222 and $2,938, respectively)                                $222,919            214,649
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTE TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income includes discount amortization on fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at November 30, 1997, amounting to approximately $40,844,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
2    TRANSACTIONS
     WITH AFFILIATES         INVESTMENT MANAGER COMBINATION. Zurich Insurance
                             Company, the parent of Zurich Kemper Investments,
                             Inc. (ZKI), has acquired a majority interest in Scudder, Stevens & Clark, Inc. (Scudder), another major investment manager. At completion of this transaction on December 31, 1997, Scudder changed its name to Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and the operations of ZKI were combined with Scudder Kemper. In addition, the name of the Fund's shareholder service agent was changed to Kemper Service Company (KSvC).

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper and pays a management fee at an annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,862,000 for the year ended November 30, 1997.

                             SHAREHOLDERS SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder service fees of $43,000 for the year ended November 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1997, the Fund made no payments to its officers and incurred trustees' fees of $22,000 to independent trustees.

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $251,259

                             Proceeds from sales                         249,340

--------------------------------------------------------------------------------
4    NOTE PAYABLE            The note payable represents a $20,000,000 loan from
                             Bank of America which was outstanding throughout the year. The note bears interest at the London
                             Interbank Offered Rate plus .275% (6.15% at
                             November 30, 1997) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until June 30, 1999.

FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED NOVEMBER 30,
                                                        ----------------------------------------------------
                                                          1997      1996      1995      1994      1993
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                         $9.20      8.73      8.33      9.45      8.70
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                      .91       .91       .91       .88       .99
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    .23       .46       .39     (1.10)      .71
------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.14      1.37      1.30      (.22)     1.70
------------------------------------------------------------------------------------------------------------
Distribution from net investment income                      .90       .90       .90       .90       .95
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                               $9.44      9.20      8.73      8.33      9.45
------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF YEAR                                 $10.19     10.00      9.50      8.38      9.13
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
------------------------------------------------------------------------------------------------------------
Based on net asset value                                   12.99%    16.56     16.30     (2.55)    20.62
------------------------------------------------------------------------------------------------------------
Based on market value                                      11.98%    16.12     25.81      1.47     11.00
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------
Expenses                                                    1.56%     1.59      1.52      1.64      1.82
------------------------------------------------------------------------------------------------------------
Net investment income                                       9.84%    10.33     10.64      9.91     11.08
------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)                $222,919   214,649   200,502   188,294   211,194
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       79%       74        85        83        98
------------------------------------------------------------------------------------------------------------
Total debt outstanding at end of year (in thousands)    $ 20,000    20,000    20,000    20,000    20,000
------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                       $ 12,100    11,700    11,000    10,400    11,600
------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment and Cash Purchase Plan (the
                             "Plan") which is available to you as a shareholder of KEMPER HIGH INCOME TRUST (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service
                             Company, whose address and phone number are provided in Paragraph 4 for the appropriate form.
                             If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph 5 hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.
                             All cash contributions to a participant's Account made pursuant to Paragraph 5 hereof will be invested in Shares purchased in the open market.

--------------------------------------------------------------------------------
4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                             KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
5    VOLUNTARY CASH
     CONTRIBUTIONS           A participant may from time to time make voluntary
                             cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions.
                             Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

--------------------------------------------------------------------------------
6    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
7    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 8 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
8    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual
                             Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
9    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraphs 5 and 13 hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------
10     TRANSFER OF SHARES
       HELD BY AGENT         Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
11     SHARES NOT HELD IN
       SHAREHOLDER'S
       NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
12     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
13     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 12 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
14     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

NOTES

NOTES

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

TRUSTEES&OFFICERS

TRUSTEES                    OFFICERS

JAMES E. AKINS              DANIEL PIERCE               KATHRYN L. QUIRK
Trustee                     Chairman of the Board       Vice President

ARTHUR R. GOTTSCHALK        MARK S. CASADY              HARRY E. RESIS, JR.
Trustee                     President                   Vice President

FREDERICK T. KELSEY         PHILIP J. COLLORA           LINDA J. WONDRACK
Trustee                     Vice President,             Vice President
                            Secretary and Treasurer

DANIEL PIERCE               JERARD K. HARTMAN           JOHN R. HEBBLE
Trustee                     Vice President              Assistant Treasurer

FRED B. RENWICK             THOMAS W. LITTAUER          MAUREEN E. KANE
Trustee                     Vice President              Assistant Secretary

JOHN B. TINGLEFF            ANN M. MCCREARY             CAROLINE PEARSON
Trustee                     Vice President              Assistant Secretary

EDMOND D. VILLANI           MICHAEL A. MCNAMARA         ELIZABETH C. WERTH
Trustee                     Vice President              Assistant Secretary

JOHN G. WEITHERS            ROBERT C. PECK, JR.
Trustee                     Vice President


---------------------------------------------------------------------
LEGAL COUNSEL               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 North LaSalle Street
                            Chicago, IL 60601
---------------------------------------------------------------------
SHAREHOLDER                 KEMPER SERVICE COMPANY
SERVICE AGENT               P.O. Box 419066
                            Kansas City, MO 64141
---------------------------------------------------------------------
CUSTODIAN AND               INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT              801 Pennsylvania
                            Kansas City, MO 64105
---------------------------------------------------------------------
INDEPENDENT AUDITORS        ERNST & YOUNG LLP
                            233 South Wacker Drive
                            Chicago, IL 60606

[RECYCLED LOGO]
Printed on recycled paper.

KHIT - 2 (1/98) 1042050
Printed in the U.S.A.

                                                        [KEMPER FUND LOGO]